UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2007

PROLINK HOLDINGS CORP.
 (Exact name of registrant as specified in its charter)

Delaware	0-25007	65-0656268
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 South Benson Lane Chandler, AZ	85224
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 961-8800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 23, 2007, we entered into a Securities Purchase Agreement (the “Purchase Agreement”), with a certain investor identified therein (the “Investor”), pursuant to which we agreed to sell to the Investor in a private offering an aggregate of 100 shares of our Series C Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), and a five-year warrant (the “Warrant”) to acquire up to 370,000 shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), at an exercise price equal to $1.40 per share, for gross proceeds to us of $1,000,000.

In addition, pursuant to a Registration Rights Agreement, dated as of January 23, 2007 (the “Registration Rights Agreement”), we agreed to register the resale of the shares of Common Stock underlying the Preferred Stock sold in the offering and the shares of Common Stock issuable upon exercise of the Warrant. We are required to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on the earlier of (i) the date we file our Form 10-K with the SEC or (ii) the 30th day following the closing of the offering.

We are obligated to use our best efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as soon as possible, but in any event no later than the earlier of (i) the 120th day following the closing (provided that if the SEC reviews and provides comments on the Registration Statement, then the date shall be the 150th day following the closing) or (ii) the fifth trading day following the date on which we are notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to review and comments. We are required to use our best efforts to keep the Registration Statement effective under the Securities Act until the date when all registrable securities may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act.

In the event that the Registration Statement is not filed or declared effective when due, or after its effective date it ceases to be effective for more than 30 consecutive trading days, or an aggregate of 45 trading days in any twelve month period, prior to the expiration of its Effectiveness Period, then in addition to any rights available to the Investor under the Registration Rights Agreement or applicable laws, we are required to pay to the Investor an amount in cash equal to 1% of the aggregate purchase price paid by such Investor pursuant to the Purchase Agreement, on the date of such event and on each 30-day anniversary of such event until it is cured.

Merriman Curhan Ford & Co. acted as the placement agent in connection with the offering. The aggregate fees payable to it in connection with the offering were approximately $188,430.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the securities issued in the private offering is hereby incorporated by reference. The securities issued pursuant to the above transactions were issued pursuant to Section 4(2) of the Securities Act, and the rules and regulations promulgated thereunder, including Rule 506 of Regulation D.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Description

99.1	Form of Securities Purchase Agreement, dated as of January 23, 2007
99.2	Form of Warrant
99.3	Form of Registration Rights Agreement, dated as of January 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLINK HOLDINGS CORP.

Dated: January 29, 2007

/s/ Lawrence D. Bain
Lawrence D. Bain
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Securities Purchase Agreement, dated as of January 23, 2007
99.2	Form of Warrant
99.3	Form of Registration Rights Agreement, dated as of January 23, 2007